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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 31, 2007

                              LAWSON SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

                        Commission File Number: 000-51942


           Delaware                                         20-3469219
(State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                       Identification Number)


380 St. Peter Street, St. Paul, Minnesota                 55102-1302
(Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (651) 767-7000

   Former name or former address, if changed since last report: Not applicable

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2b under the Exchange
    Act (17CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement

     On July 31, 2007, Lawson Software, Inc. repurchased 1,142,857 shares of its common stock from Lawson Family Investment Company, Ltd. (LFIC), an entity affiliated with H. Richard Lawson, a founder, co-chairman and a director of the company. The company agreed to pay LFIC $10,514,284, or $9.20 per share. The purchase price per share was equal to the same net discount price per share agreed to between LFIC and Lehman Brothers on July 31, 2007 for the separate sale of 857,143 shares of the company's common stock by LFIC to Lehman Brothers pursuant to Rule 144 under the Securities Act of 1933.

     On July 31, 2007, Lawson Software, Inc. repurchased 2,857,143 shares of its common stock from Symphony Technology Group and its affiliates (STG). STG is a principal stockholder of the company. Dr. Romesh Wadhwani is co-chairman and a director of the company, and the founder and managing partner of Symphony Technology Group. The company agreed to pay STG $26,285,716, or $9.20 per share. The purchase price per share was equal to the same net discount price per share agreed to between STG and Lehman Brothers on July 31, 2007 for the separate sale of 2,142,857 shares of the company's common stock by STG to Lehman Brothers pursuant to Rule 144 under the Securities Act of 1933.

     The repurchase of 1,142,857 shares from LFIC and the repurchase of 2,857,143 shares from STG were approved by all of the directors of Lawson Software who had no personal financial interest in the transactions, and the repurchases were each part of the company's $200 million board-authorized stock buyback program previously announced by the company.

                                        SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Lawson Software, Inc.

Date:  August 1, 2007                   By: /s/ ROBERT A. SCHRIESHEIM
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                                        Robert A. Schriesheim
                                        Executive Vice President and
                                        Chief Financial Officer
                                        (Principal Financial Officer)